UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE  SECURITIES EXCHANGE ACT OF 1934

Date of Report   April 18, 1997


                           TOWN & COUNTRY CORPORATION
             (Exact name of Registrant as specified in its charter)

                        Commission File Number: 0-14394

               Massachusetts                               04-2384321
(State or other jurisdiction of incorporation    (I.R.S. Employer Identification
             or organization)                                Number)

                 25 Union Street, Chelsea, Massachusetts 02150
              (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (617) 884-8500

                                                                      Form 8-K
                                                                      Page 1



ITEM 2.   Acquisition or Disposition  of Assets

On April 18, 1997, the Company sold certain assets of its Gold Lance subsidiary to Jostens, Inc.

Prior to or at closing, on April 18, 1997, the Company received cash equal to the purchase price of approximately $10.8 million, less $2.5 million the payment of which is contingent on the operating performance of Gold Lance during a transition period between April 18, 1997 and July 31, 1997.


ITEM 7.   Financial Statements, Pro Forma Financial Information and Exhibits

                                                                      Page(s)
          (b)     Pro Forma Financial Information                      2 - 7
          (c)     Exhibits
                  2.1 Asset Purchase Agreement by and among Jostens, Inc., Gold Lance, Inc., and Town & Country Corporation dated as of April 18, 1997.

                  2.2   Transition Agreement by and among Jostens, Inc.,
                        Gold Lance, Inc., and Town & Country Corporation dated as of April 18, 1997.

                                                                      Form 8-K
                                                                      Page 2



Pro Forma Condensed Consolidated Financial Statements

The following pro forma condensed consolidated balance sheet and condensed consolidated statements of operations of the Company present the effects of the sale, as if, for balance sheet purposes, the transaction had taken place on November 24, 1996, and for statement of operations purposes, the transaction had taken place February 27, 1995 for the year ended February 25, 1996 and February 26, 1996 for the nine month period ended November 24, 1996. The pro forma financial statements do not purport to represent what the Company's financial position or results of operations would actually have been if such transaction in fact had occurred on such date or at the beginning of the periods indicated or to project the Company's financial position or results of operations for any future date or periods.

The pro forma condensed consolidated balance sheet and statements of operations and accompanying notes should be read in conjunction with the Company's Consolidated Financial Statements and related notes thereto for the year ended February 25, 1996 included in the Company's annual report on Form 10-K and in conjunction with the Company's Consolidated Financial Statements and related notes thereto for the nine month period ended November 24, 1996, included in the Company's quarterly report on Form 10-Q.

Pro forma consolidated results include the results of the Balfour subsidiary the assets of which were sold on 12/16/96. These pro forma statements make no adjustment related to the Balfour sale. The Company's Form 10-Q for the period ended November 24, 1996 includes pro forma condensed consolidated balance sheet and condensed consolidated statements of operations for the Company and the sale of the Balfour assets.

In the Pro Forma Condensed Consolidated Statements of Operations, the Gold Lance subsidiary's results of operations are being deducted from the Company's consolidated results. In addition, adjustments are included for the benefit derived from the use of proceeds.

In the Pro Forma Condensed Consolidated Balance Sheet, the Gold Lance column represents the sale of certain Gold Lance assets while the adjustments represent the pro forma use of proceeds and the change in the carrying value of the real estate.

TOWN & COUNTRY CORPORATION                                            Form 8-K
                                                                      Page 3
Pro Forma Condensed Consolidated Statement of Operations
For the Nine Months  Ended November 24, 1996 (1)(3)

                                                                                           Total Consolidated
                                     Total Consolidated  Gold Lance       Adjustments     Excluding Gold Lance
                                     --------------      -----------      -----------       -------------
NET SALES                               181,984,187      (10,342,943)        --               171,641,244
COST OF SALES                           123,536,397       (6,856,837)                         116,679,560
INVENTORY CHARGE                         35,521,000         --               --                35,521,000
                                     --------------      -----------      -----------       -------------
   Gross Profit                          22,926,790       (3,486,106)        --                19,440,684

SELLING, GENERAL AND
   ADMINISTRATIVE EXPENSES               61,330,299       (4,200,242)        --                57,130,057
                                     --------------      -----------      -----------       -------------
   Income (loss) from operations        (38,403,509)         714,136         --               (37,689,373)


INTEREST EXPENSE, net                    (9,168,769)         (15,205)         558,000 (2)      (8,625,974)

GAIN (LOSS) ON SALE OF REAL ESTATE         (742,330)        --               --                  (742,330)
MINORITY INTEREST                            49,311         --               --                    49,311
                                     --------------      -----------      -----------       -------------
   Income (loss) before provision for   (48,265,297)         698,931          558,000         (47,008,366)
     income taxes
PROVISION FOR INCOME TAXES                  200,025         --               --                   200,025
                                     --------------      -----------      -----------       -------------
   Net income (loss)                    (48,465,322)         698,931          558,000         (47,208,391)
ACCRETION OF DISCOUNT AND DIVIDENDS
   ON PREFERRED STOCKS                      575,050         --               --                   575,050
                                     --------------      -----------      -----------       -------------
   Income (loss) attributable to        (49,040,372)         698,931          558,000         (47,783,441)
     common stockholders             ==============      ===========      ===========       =============
INCOME (LOSS) PER COMMON SHARE                (1.94)                                                (1.89)
                                     ==============                                         =============
WEIGHTED AVERAGE COMMON SHARES
   OUTSTANDING                           25,330,088                                            25,330,088
                                     ==============                                         =============

TOWN & COUNTRY CORPORATION                                           Form 8-K
                                                                     Page 4
Pro Forma Condensed Consolidated Statement of Operations
For the Year Ended February 25, 1996 (1)(3)

                                                                                          Total Consolidated
                                     Total Consolidated   Gold Lance     Adjustments     Excluding Gold Lance
                                      -------------      -----------     ------------         -----------
NET SALES                               250,577,816      (14,352,950)        --               236,224,866
COST OF SALES                           173,141,311       (9,778,055)        --               163,363,256
                                      -------------      -----------       ----------         -----------
   Gross Profit                          77,436,505       (4,574,895)        --                72,861,610


SELLING, GENERAL AND
   ADMINISTRATIVE EXPENSES               66,407,484       (5,506,073)        --                60,901,411
                                      -------------      -----------       ----------         -----------
   Income (loss) from operations         11,029,021          931,178         --                11,960,199


INTEREST EXPENSE, net                   (12,475,409)         (29,225)         752,000 (2)     (11,752,634)

GAIN (LOSS) ON SALE OF REAL ESTATE          417,220         --                                    417,220
MINORITY INTEREST                          (673,079)        --               --                  (673,079)
                                      -------------      -----------       ----------         -----------
   Income (loss) before provision for    (1,702,247)         901,953          752,000             (48,294)
     income taxes
PROVISION FOR INCOME TAXES                  163,867         --               --                   163,867
                                      -------------      -----------       ----------         -----------
   Net income (loss)                     (1,866,114)         901,953          752,000            (212,161)
ACCRETION OF DISCOUNT AND DIVIDENDS
   ON PREFERRED STOCKS                    1,039,802         --               --                 1,039,802
                                      -------------      -----------       ----------         -----------
   Income (loss) attributable            (2,905,916)         901,953          752,000          (1,251,963)
     to common stockholders           =============      ===========       ==========         ===========
INCOME (LOSS) PER COMMON SHARE                (0.12)                                                (0.05)
                                      =============                                           ===========
WEIGHTED AVERAGE COMMON SHARES
   OUTSTANDING                           23,769,323                                            23,769,323
                                      =============                                           ===========

TOWN & COUNTRY CORPORATION                                            Form 8-K
                                                                      Page 5


Notes to Pro Forma Condensed Consolidated Statements of Operations

     (1) The Statements of Operations assume that $8.3 million was received on the closing date and excludes any benefit of the contingent additional payment of $2.5 million subject to certain operating performance measures of Gold Lance during a transition period between April 18, 1997 and July 31, 1997.

     (2) For the purpose of determining pro forma interest savings, the effective rate of the debt being reduced, is applied for the period being presented. ($ in 000's)


                                                                Twelve Months
                                      Effective       Debt           Ended
                                   Interest Rate    Reduction    February 25,
                                                                      1996
Notes payable to banks
    (working capital facility)          11.67%       $6,444           $752


                                                                   Nine Months
                                      Effective       Debt           Ended
                                   Interest Rate    Reduction    November 24,
                                                                      1996
Notes payable to banks
    (working capital facility)          11.67%       $6,374           $558


Debt reduction assumptions are based on a closing as of February 27, 1995 and February 26, 1996 for the twelve month and nine month pro forma statements of operations, respectively, which approximate the seasonal low point in the balance of the working capital facility, and on the application of all available proceeds to first reduce the working capital facility. The actual close took place at a time when, due to the previous sale of another subsidiary, there was no outstanding balance on the working capital facility and the proceeds were used to reduce the gold consignment facility.

     (3) The sale did not include any real property. The prime component of real property is a facility in Houston, Texas with a net book value of approximately $1.5 million and a fair value of approximately $0.7 million as of February 23, 1997. A $0.8 million impairment of the carrying value of the facility has been recognized in association with this transaction. Such amount is reflected as an adjustment to the Pro Forma Condensed Consolidated Balance Sheet and excluded from the Pro Forma Condensed Consolidated Statements of Operations due to its nonrecurring nature. The Company will continue to operate the property on a temporary basis for approximately four months. It is possible that the Company will be required to hold the facility for an unspecified amount of time before being able to complete a sale.

TOWN & COUNTRY CORPORATION                                            Form 8-K
                                                                      Page 6
Pro Forma Condensed Consolidated Balance Sheet
As of  November 24, 1996

                                                                                                 Total Consolidated
                                          Total Consolidated   Gold Lance       Adjustments     Excluding Gold Lance
                                              -----------       ----------       ----------         -----------
                 ASSETS
CURRENT ASSETS:
   Cash and cash equivalents                      739,773        8,315,000       (8,315,000)(2)         739,773
   Restricted cash                                105,305         --               --                   105,305
   Accounts receivable, less allowances for
      doubtful accounts                        69,533,940       (3,466,143)        --                66,067,797
   Inventories                                 45,929,148         --               --                45,929,148
   Prepaid expenses and other current assets    6,857,776         (128,895)        --                 6,728,881
                                              -----------       ----------       ----------         -----------

          Total current assets                123,165,942        4,719,962       (8,315,000)        119,570,904
                                              -----------       ----------       ----------         -----------

PROPERTY, PLANT AND EQUIPMENT, net             31,470,653       (6,234,982)        (800,000)(1)      24,435,671
                                              -----------       ----------       ----------         -----------

INVESTMENT IN AFFILIATES                       17,246,585         --               --                17,246,585
                                              -----------       ----------       ----------         -----------

OTHER ASSETS                                    5,873,035       (2,252,549)        --                 3,620,486
                                              -----------       ----------       ----------         -----------
                                              177,756,215       (3,767,569)      (9,115,000)        164,873,646
                                              ===========       ==========       ==========         ===========


  LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
   Notes payable to banks                      31,547,641         --             (5,855,444)(2)      25,692,197
   Current portion of long-term debt           13,441,325         --               --                13,441,325
   Accounts payable                            22,710,933         --               (846,473)(2)      21,864,460
   Accrued expenses                            13,004,900         --               (358,083)(2)      12,646,817
   Accrued taxes                                  646,098         --               --                   646,098
                                              -----------       ----------       ----------         -----------

       Total current liabilities               81,350,897         --             (7,060,000)         74,290,897
                                              -----------       ----------       ----------         -----------

LONG-TERM DEBT, less current portion           78,528,150         --               --                78,528,150
                                              -----------       ----------       ----------         -----------

OTHER LONG-TERM LIABILITIES                     1,063,094         --               --                 1,063,094
                                              -----------       ----------       ----------         -----------

COMMITMENTS AND CONTINGENCIES

MINORITY INTEREST                               5,114,636         --               --                 5,114,636
                                              -----------       ----------       ----------         -----------

EXCHANGEABLE PREFERRED STOCK                    2,343,534         --               --                 2,343,534
                                              -----------       ----------       ----------         -----------

STOCKHOLDERS' EQUITY
  Preferred Stock, $1.00 par value -             --               --               --                 --
  Convertible Preferred Stock,
     $1.00 par value                            1,407,361         --               --                 1,407,361
  Class A Common Stock, $.01 par value -          259,661         --               --                   259,661
  Class B Common Stock, $.01 par value -         --               --               --                 --
  Additional paid-in capital                   75,561,343         --               --                75,561,343
   Retained deficit                           (67,872,461)      (3,767,569)        (800,000)(1)
                                                                                 (1,255,000)(2)     (73,695,030)
                                              -----------       ----------       ----------         -----------

       Total stockholders' equity               9,355,904       (3,767,569)      (2,055,000)          3,533,335
                                              -----------       ----------       ----------         -----------
                                              177,756,215       (3,767,569)      (9,115,000)        164,873,646
                                              ===========       ==========       ==========         ===========

TOWN & COUNTRY CORPORATION                                        Form 8-K
                                                                  Page  7

Notes to Pro Forma Condensed Consolidated Balance Sheet

     (1) The sale did not include any real property. The prime component of real property is a facility in Houston, Texas, with a net book value of approximately $1.5 million and a fair value of approximately $0.7 million. A $0.8 million impairment of the carrying value of the facility has been recognized in association with this transaction.

     (2)  Use of proceeds as of November 24, 1996:

               Gross proceeds (a)                                $8,315,000

               Less:  Transaction costs(b)                        1,255,000

               Less: Liabilities not assumed in the sale (c)      1,204,556
                                                                 ----------
               Proceeds available for debt  repayment            $5,855,444

               Notes payable to banks (working capital
               facility)                                          5,855,444
                                                                 ----------
                                                                 $   --
                                                                 ==========

          (a) Assumes that $8.3 million was received on the closing date and excludes any benefit of the contingent additional payment of $2.5 million, subject to certain operating performance measures of Gold Lance during a transition period between April 18, 1997 and July 31, 1997.

          (b)  Expenses:

                    Financial advisor fees                       $250,000

                    Legal and other fees                          840,000

                    Executive bonuses                             165,000
                                                               ----------
                                                               $1,255,000
                                                               ==========

          (c) Trade payables and short-term accruals primarily related to payroll.

                                   SIGNATURES





        Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.







                                                    TOWN & COUNTRY CORPORATION





Dates:  May 2, 1997                                 By: /s/ Veronica Zsolcsak
                                                        -----------------------
                                                        Veronica Zsolcsak
                                                        Chief Financial Officer